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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 5, 2008
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                     PENSECO FINANCIAL SERVICES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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        Pennsylvania                   000-23777                 23-2939222
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
       OF INCORPORATION)                                     IDENTIFICATION NO.)

                 150 NORTH WASHINGTON AVENUE, SCRANTON, PA 18503

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 570-346-7741

                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                               ------------------

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.
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      On December 5, 2008, Penseco Financial Services Corporation, Scranton,
Pennsylvania (the "Company"), the parent company of Penn Security Bank & Trust Company ("Penn Security"), issued a press release announcing that it had entered into a definitive merger agreement (the "Merger Agreement") with Old Forge Bank, Old Forge, Pennsylvania, pursuant to which Old Forge Bank will merge with and into Penn Security. The transaction is valued at approximately $58.0 million, or $103.76 per share. The transaction will increase the Company's assets from $640 million at September 30, 2008 to approximately $860 million and increase its number of banking offices from 9 to 12 full-service banking locations located throughout four counties in Northeastern Pennsylvania.

      Under the terms of the Merger Agreement, Old Forge Bank shareholders will be entitled to elect to receive cash and/or shares of the Company's common stock in exchange for their shares of Old Forge Bank, subject to the allocation and proration procedures set forth in the Merger Agreement which are intended to ensure that, in the aggregate, no more than 30% of the merger consideration is in cash.

      The merger is subject to certain conditions, including the approval of the shareholders of Old Forge Bank and the receipt of regulatory approvals. The transaction is expected to be completed in the second quarter of 2009.

      Craig W. Best, the President and Chief Executive Officer of the Company and Penn Security, will serve as the President and Chief Executive Officer of the combined institution. Three members of the Old Forge Bank Board of Directors will also join the Company's Board of Directors.

      A copy of the press release announcing the execution of the Merger Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
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      (d)   Exhibits

            Number      Description
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            99.1        Press Release dated December 5, 2008

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       PENSECO FINANCIAL SERVICES CORPORATION



                                       By: /s/ Craig W. Best
                                           -----------------------------------
                                           Craig W. Best
                                           President and Chief Executive Officer

Date: December 5, 2008